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                                                                Exhibit 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the PENWEST LTD., 1994 Stock Option Plan of PENWEST, LTD. of our report dated November 11, 1994, with respect to the consolidated financial statements and schedules of PENWEST, LTD. included in its Annual Report (Form 10-K) for the year ended August 31, 1994, filed with the Securities and Exchange Commission.

                                        /s/ERNST & YOUNG LLP
Seattle, Washington
April 24, 1995